UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2010

GLOBAL HEALTH VENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	333-137888	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

409 Granville Street, Suite 1023
Vancouver, British Columbia, Canada V6C 1T2
(Address of principal executive offices)

(604) 324-4844
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On December 30, 2010, the board of directors of Global Health Ventures Inc. (the “Company”) concluded that the Company’s annual audited financial statements for the year ended May 31, 2010 and unaudited interim financial statements for the three months ended August 31, 2010 previously filed by the Company with the Securities and Exchange Commission should no longer be relied upon due to an audit adjustment required to the accounting and disclosure of the compensation paid to the Company’s President in fiscal 2010.  The adjustment required initially came to the attention of the Company’s directors during the course of the preparation of the Company’s interim financial statements for the three months ended November 30, 2010.

The amount of compensation paid to the Company’s President reported in the Company’s Annual Report on Form 10-K for the year ended May 31, 2010 is overstated due to the acquisition by the Company of Posh Cosmeceuticals Inc. (“Posh”) effective December 2009 and an inadvertent error in the accrual of compensation to which the President is entitled. Prior to the acquisition of Posh, the President of the Company was paid a salary of CDN$10,000 per month by Posh for acting as its President. Most of the compensation paid by Posh to the President was removed on the acquisition of Posh by the Company and contributed to the value assigned to Posh.  These amounts were inadvertently disclosed in the compensation paid to the Company’s President reported in the Company’s Annual Report on Form 10-K for the year ended May 31, 2010. In addition, the President of the Company was paid approximately CDN$90,000 by the Company in the fiscal year ended May 31, 2010 that was inadvertently recorded as additional compensation expense for the fiscal year ended May 31, 2010 in the income statement of the Company.  These amounts should have been applied to the accrual of the annual salary of CDN$300,000 that the President of the Company is entitled to receive under an employment agreement dated May 2009. Similarly, in the three month period ended August 31, 2010, the President of the Company was paid CDN$57,500 that was inadvertently recorded as additional compensation expense for the three month period ended August 31, 2010 in the income statement of the Company for the same period.  These amounts should have been applied to the accrual of the annual salary of CDN$75,000 that the President of the Company was entitled to receive under an employment agreement dated May 2009.

The Company’s annual audited financial statements for the year ended May 31, 2010 and unaudited interim financial statements for the three months ended August 31, 2010 are being restated to reflect this adjustment and disclosure of the actual compensation paid or accrued to the President of the Company will be made in each of these documents.

The Company’s directors have discussed this matter with the Company’s independent accountants.  The Company will file an amended Annual Report on Form 10-K/A for the year ended May 31, 2010 and an amended quarterly report on Form 10-Q/A for the three months ended August 31, 2010 to reflect the adjustments and disclosures discussed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2011		GLOBAL HEALTH VENTURES INC.

	By:	/s/Hassan Salari
Hassan Salari
President

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